EXHIBIT 10.1

AMENDMENT NO. 3

Dated as of June 25, 2014

to

CREDIT AGREEMENT

Dated as of April 27, 2012

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of June 25, 2014 by and among Watsco, Inc., a Florida corporation (the “Company”), Watsco Canada, Inc., a New Brunswick corporation (the “Canadian Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 27, 2012 by and among the Borrowers, the Canadian Subsidiary Borrowers from time to time party thereto, the Lenders, the Administrative Agent and JPMorgan Chase Bank, N.A., as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to (i) delete the defined term “Local Rate” appearing therein and (ii) insert the following definitions in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Agent Party” has the meaning assigned to such term in Section 9.01(d).

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling, (iv) Canadian Dollars and (v) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) for which a LIBOR Screen Rate is available in the Administrative Agent’s reasonable determination and (z) that is agreed to by the Administrative Agent and each of the Lenders.

“Amendment No. 3 Effective Date” means June 25, 2014.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“COF Rate” has the meaning assigned to such term in Section 2.14(a).

“Communications” has the meaning assigned to such term in Section 9.01(d).

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“LIBO Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such currency and Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (b) any Eurocurrency Borrowing denominated in any Non-Quoted Currency and for any applicable Interest Period, the applicable Local Screen Rate for such Non-Quoted Currency at approximately 11:00 a.m. Toronto, Ontario time, on the Quotation Day for such currency and Interest Period; provided that, if any Local Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate or a Local Screen Rate, as applicable, shall not be available at the applicable time for the applicable Interest Period (the “Impacted Interest Period”), then the LIBO Rate or the Local Screen Rate, as the case may be, for such currency and such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

“Local Screen Rate” means, for Borrowings denominated in Canadian Dollars and made to the Borrowers, the BA Rate.

“Maturity Date” means July 1, 2019.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET2 Days before the first day of such Interest Period, and (iii) for any other currency, two (2) Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London (or other applicable) interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

“Reference Banks” means the principal London (or other applicable) offices of JPMorgan Chase Bank, N.A. and such other banks as may be appointed by the Administrative Agent with the approval of the Company (such approval not to be unreasonably withheld or delayed). No Lender shall be obligated to be a Reference Bank without its consent.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Screen Rate” means, collectively, the LIBOR Screen Rate and the Local Screen Rate.

“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in euro.

(b) The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the last sentence thereof as follows:

As of the Amendment No. 3 Effective Date, the Aggregate Commitment is $600,000,000.

(c) The definition of “Alternate Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the phrase “in Dollars” immediately after the phrase “for a one month Interest Period” appearing in clause (c) thereof.

(d) The definition of “Change in Law” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the phrase “, implementation” immediately after the phrase “or in the administration, interpretation” appearing in clause (b) thereof.

(e) The definition of “Credit Event” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the phrase “, amendment, renewal or extension” immediately after the phrase “the issuance” appearing therein.

(f) The definition of “FATCA” appearing in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing immediately after the parenthetical therein and (ii) add the phrase “and any agreement entered into pursuant to Section 1471(b)(1) of the Code” to the end thereof.

(g) The definition of “Interest Period” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the phrase “week or one” immediately after the phrase “corresponding day in the calendar month that is one” appearing therein.

(h) The definition of “Interpolated Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete each reference to “LIBOR Screen Rate” appearing therein and to replace each such reference with a reference to “applicable Screen Rate”.

(i) The definition of “Issuing Bank” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “Borrower” appearing in the first sentence thereof and replace such reference with a reference to “Company”.

(j) Section 2.01(a) of the Credit Agreement is hereby amended to add the parenthetical “(severally and not jointly)” immediately after the phrase “each Lender” appearing therein.

(k) Section 2.01(b) of the Credit Agreement is hereby amended to add the parenthetical “(severally and not jointly)” immediately after the phrase “each Lender” appearing therein.

(l) Section 2.02(c) of the Credit Agreement is hereby amended to delete the reference to “ten (10) Eurocurrency Revolving Borrowings” and replace such reference with a reference to “twelve (12) Eurocurrency Revolving Borrowings”.

(m) Section 2.03 of the Credit Agreement is hereby amended to amend and restate clause (i) thereof in its entirety as follows:

(i) the name of the applicable Borrower and the aggregate amount of the requested Borrowing;

(n) Section 2.05(a) of the Credit Agreement is hereby amended to (i) delete the reference to $65,000,000 appearing therein and replace such reference with $90,000,000 and (ii) delete the reference to $50,000,000 appearing therein and replace such reference with $75,000,000.

(o) Section 2.06(f) of the Credit Agreement is hereby amended to delete the phrase “consequential damages” appearing in the parenthetical of the proviso thereto and replace such phrase with the phrase “special, indirect, consequential or punitive damages”.

(p) Section 2.06(h) of the Credit Agreement is hereby amended to delete each reference to “Section 2.13(e)” appearing therein and replace such reference with a reference to “Section 2.13(f)”.

(q) Section 2.08(d) of the Credit Agreement is hereby amended to add the phrase “the name of the applicable Borrower and” to the beginning of clause (i) thereof.

(r) Section 2.09(c) of the Credit Agreement is hereby amended to add the phrase “or other transactions specified therein” immediately after the phrase “upon the effectiveness of the other credit facilities” appearing in the third sentence thereof.

(s) Section 2.10 of the Credit Agreement is hereby amended to restate the second sentence there of in its entirety as follows:

Each Borrower hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the Maturity Date in the currency of such Swingline Loan.

(t) Section 2.13(a) of the Credit Agreement is hereby amended to (i) add the parenthetical “(other than a Company Swingline Loan)” immediately after the phrase “each ABR Borrowing” appearing therein and (ii) add the phrase “plus the Applicable Rate” immediately after the phrase “the Alternate Base Rate” appearing therein.

(u) Section 2.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Swingline Loans shall bear interest at the Alternate Base Rate (in the case of a Company Swingline Loan) or the Canadian Base Rate (in the case of a Canadian Swingline Loan), in each case plus the Applicable Rate; provided that each Company Swingline Loan shall bear interest at either (at the election of the Company with respect to clauses (x) and (y)) (x) the Alternate Base Rate plus the Applicable Rate, (y) the Federal Funds Effective Rate plus the Applicable Rate (it being understood and agreed that (i) at any time that Category 1 is in effect pursuant to the definition of “Applicable Rate”, the Applicable Rate for a Company Swingline Loan that bears interest by reference to this clause (b)(y) shall be 0.125% and (ii) at any time that Category 2 is in effect pursuant to the definition of “Applicable Rate”, the Applicable Rate for a Company Swingline Loan that bears interest by reference to this clause (b)(y) shall be 0.1875%) or (z) such other rate, if any, as may be separately agreed upon by the Company and the Swingline Lender.

(v) Section 2.13(c) of the Credit Agreement is hereby amended to add the parenthetical “(other than a Canadian Swingline Loan)” immediately after the phrase “Canadian Base Rate Borrowing” appearing therein.

(w) Section 2.13(g) of the Credit Agreement is hereby amended to delete the reference to “paragraph (c)” appearing therein and replace such reference with a reference to “paragraph (d)”.

(x) Section 2.13(h) of the Credit Agreement is hereby amended to add the phrase “of the foregoing clauses (i), (ii) and (iii)” immediately before the phrase “shall be payable for the actual number of days” appearing in clause (iii) thereof.

(y) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 2.14 Alternate Rate of Interest. (a) If at the time that the Administrative Agent shall seek to determine the applicable Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing, such applicable Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the Reference Bank Rate shall be the LIBO Rate for such Interest Period for such Eurocurrency Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”).

(b) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing or a BA Equivalent Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining (x) in the case of a Eurocurrency Borrowing, the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Eurocurrency Loan in the applicable currency or for the applicable Interest Period or (y) in the case of a BA Equivalent Borrowing, the BA Rate for a BA Equivalent Loan for the applicable Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate, the LIBO Rate, or the BA Rate, as applicable, for a Loan of the applicable Type in the applicable currency or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or the applicable Agreed Currency;

then the Administrative Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing or a BA Equivalent Borrowing, as applicable, in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective and, unless repaid, (A) in the case of a Eurocurrency

Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing and (B) in the case of a Eurocurrency Borrowing denominated in a Foreign Currency, such Eurocurrency Borrowing shall be repaid on the last day of the then current Interest Period applicable thereto and (C) in the case of any BA Equivalent Borrowing, such Borrowing shall be made as a Canadian Base Rate Borrowing, (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing, (iii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing denominated in a Foreign Currency, then the LIBO Rate for such Eurocurrency Borrowing shall be the COF Rate and (iv) if any Borrowing Request requests a BA Equivalent Revolving Borrowing, such Borrowing shall be made as a Canadian Base Rate Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(z) Section 2.17(f) of the Credit Agreement is hereby amended to add the parenthetical “(or successor form)” immediately after each reference to “IRS Form W-8BEN” appearing in clauses (ii)(B)(1), (3) and (4) thereof.

(aa) Section 2.17(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes the Issuing Banks and the term “applicable law” includes FATCA.

(bb) Section 2.18(b) of the Credit Agreement is hereby amended to add the following as a new sentence immediately after the first sentence thereof:

Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party.

(cc) Section 2.20 of the Credit Agreement is hereby amended to (i) add the phrase “after the Amendment No. 3 Effective Date” immediately after the phrase “may from time to time” appearing in the first sentence thereof and (ii) add the proviso “; provided that no Ineligible Institution may be an Augmenting Lender), which agree” in the third parenthetical therein.

(dd) Section 2.22(b) of the Credit Agreement is hereby amended to (i) add the phrase “, except as otherwise provided in Section 9.02,” immediately before the phrase “this clause (b)” appearing in the proviso thereto and (ii) add the word “directly” immediately before the phrase “affected thereby” at the end thereof.

(ee) Article III of the Credit Agreement is hereby amended to add the following as a new Section 3.21 thereof:

SECTION 3.21 Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transactions will violate Anti-Corruption Laws or applicable Sanctions.

(ff) Section 5.04 of the Credit Agreement is hereby amended to add the following as a new sentence to the end thereof:

The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(gg) Section 5.09 of the Credit Agreement is hereby amended to add the following as a new sentence to the end thereof:

No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and the Company shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

(hh) Section 9.01(a) of the Credit Agreement is hereby amended to (1) delete the phrase “Yvonne E. Dixon (Telecopy No. (312) 385-7101)” appearing in clause (ii) thereof and replace such phrase with the phrase “Kevin M. Berry (Telecopy No. (312) 732-4836)”, (2) delete the phrase “125 London Wall, London EC2Y 5AJ” appearing in clause (ii) thereof and replace such phrase with the phrase “25 Bank Street, Canary Wharf, London E14 5JP”, (3) delete the phrase “Yvonne E. Dixon (Telecopy No. (312) 385-7101)” appearing in clause (iv) thereof and replace such phrase with the phrase “Kevin M. Berry (Telecopy No. (312) 732-4836)” and (4) add the following as a new paragraph to the end thereof:

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Electronic Systems, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(ii) Section 9.01(b) of the Credit Agreement is hereby amended to (i) add the phrase “and the Issuing Banks” immediately after the phrase “communications to the Lenders” appearing therein, (ii) delete the phrase “electronic communications” appearing therein and replace such phrase with the phrase “using Electronic Systems” and (iii) add the following as a new paragraph to the end thereof:

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(jj) Section 9.01 of the Credit Agreement is hereby amended to add the following as a new clause (d) thereof:

(d) Electronic Systems.

(i) The Company agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Banks and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System.

(ii) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, any Issuing Bank or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System.

(kk) Section 9.02(b) of the Credit Agreement is hereby amended to (i) add the parenthetical “(except that any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii))” to the end of clause (ii) thereof and (ii) amend and restate the proviso thereto as follows:

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Collateral Agent, such Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.22 shall require the consent of the Administrative Agent, the Issuing Banks and the Swingline Lender). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.

(ll) Section 9.04(b) of the Credit Agreement is hereby amended to (i) delete the word “assignees” appearing immediately after the phrase “assign to one or more” appearing in clause (i) thereof and replace such word with the phrase “Persons (other than an Ineligible Institution)”, (ii) delete the phrase “the term “Approved Fund” has the following meaning” appearing immediately after clause (ii) thereof and replace such phrase with the phrase “the terms “Approved Fund” and “Ineligible Institution” have the following meanings” and (iii) add the following as a new definition to the end of clause (ii) thereof:

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender, (c) the Company, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

(mm) Section 9.04(c) of the Credit Agreement is hereby amended to (i) add the phrase “, other than an Ineligible Institution,” immediately before the phrase “in all or a portion of such Lender’s” appearing therein and (ii) delete the phrase “an agent of the Borrowers” appearing in the sixth sentence thereof and replace such phrase with the phrase “a non-fiduciary agent of the Borrowers”.

(nn) Section 9.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(oo) Section 9.09(a) of the Credit Agreement is hereby amended to (i) delete the word “nonexclusive” appearing therein and replace such word with the word “exclusive”, (ii) add the phrase “, Borough of Manhattan” immediately after the phrase “sitting in New York County” appearing therein and (iii) delete the word “of” appearing immediately after the phrase “District Court” appearing therein and replace such word with the word “for”.

(pp) Section 9.12 of the Credit Agreement is hereby amended to add the following as new paragraphs to the end thereof:

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

(qq) Schedule 2.01 to the Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached hereto.

(rr) Exhibit A to the Credit Agreement is hereby amended to amend and restate Section 3 appearing in Annex I thereto in its entirety as follows:

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

(ss) Exhibits F-1, F-2, F-3 and F-4 to the Credit Agreement are hereby amended to add the parenthetical “(or successor form)” immediately after each reference to “IRS Form W-8BEN” appearing therein.

2. New Lenders.

(a) Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the effective date of this Amendment (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the effective date of this Amendment, become a Lender for all purposes of the Credit Agreement, with a Commitment as set forth on Schedule 2.01 attached hereto.

(b) Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the effective date of this Amendment, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Lender or any Issuing Bank; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Lender or any Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Subsidiary Guarantors, the Lenders, each New Lender, the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received such instruments and documents as the Administrative Agent shall reasonably request, including written opinions of (i) DLA Piper LLP (US), special U.S. counsel for the Loan Parties and (ii) Stewart McKelvey Stirling Scales, special Canadian counsel to the Loan Parties, each in form and substance reasonably acceptable to the Administrative Agent.

(c) The Administrative Agent shall have received, for the account of each Lender (including each New Lender) party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the amount previously disclosed to the Lenders.

(d) The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

(e) The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects).

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WATSCO, INC., as the Company

By:	/s/ Ana M. Menendez
Name: Title:	Ana M. Menendez Chief Financial Officer

WATSCO CANADA, INC., as the Canadian Borrower

By:	/s/ Ana M. Menendez
Name: Title:	Ana M. Menendez Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WATSCO CANADA, INC., as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President	WATSCO HOLDINGS, INC., as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President

WATSCO HOLDINGS II, INC., as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President	WATSCO HOLDINGS III, LLC, as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President

EAST COAST METAL DISTRIBUTORS LLC, as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President	BAKER DISTRIBUTING COMPANY LLC, as a Subsidiary Guarantor By: /s/ Ana M. Menendez Name: Ana M. Menendez Title: Vice President:

GEMAIRE DISTRIBUTORS LLC, as a Subsidiary Guarantor

By:	/s/ Ana M. Menendez
Name: Ana M. Menendez Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ John A. Horst
Name: Title:	John A. Horst Credit Executive

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David Gutierrez
Name: Title:	David Gutierrez Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Lender

By:	/s/ Medina Sales de Andrade
Name: Title:	Medina Sales de Andrade Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Benny Gonzalez
Name: Title:	Benny Gonzalez Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael E. Temnick
Name: Title:	Michael E. Temnick Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Lender

By:	/s/ Paul Rodgers
Name: Title:	Paul Rodgers Principal Officer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Patrick Osborne
Name: Title:	Patrick Osborne Officer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Anthony D. Nigro
Name: Title:	Anthony D. Nigro Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Edward McGuire
Name: Title:	Edward McGuire Managing Director

BANK OF MONTREAL, TORONTO BRANCH, as a Lender

By:	/s/ Jenni Li
Name: Title:	Jenni Li Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

REGIONS BANK, as a Lender

By:	/s/ Fernando Lumbreras
Name: Title:	Fernando Lumbreras Assistant Vice President Commercial and Industrial Banking

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

SABADELL UNITED BANK, N.A., as a Lender

By:	/s/ Maurici Llado
Name: Title:	Maurici Llado EVP – Corporate & Commercial Banking

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

MERCANTIL COMMERCEBANK, N.A., as a Lender

By:	/s/ Alan Hills
Name: Title:	Alan Hills Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$96,000,000

BANK OF AMERICA, N.A.	$96,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$96,000,000

U.S. BANK NATIONAL ASSOCIATION	$84,000,000

THE NORTHERN TRUST COMPANY	$66,000,000

BRANCH BANKING & TRUST COMPANY	$60,000,000

BANK OF MONTREAL, CHICAGO BRANCH	$42,000,000

REGIONS BANK	$30,000,000

SABADELL UNITED BANK, N.A.	$25,000,000

MERCANTIL COMMERCEBANK, N.A.	$5,000,000

AGGREGATE COMMITMENT	$600,000,000